UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 10/15/2009

STAR SCIENTIFIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-15324	52-1402131
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 SOUTH MARKET STREET PETERSBURG, VIRGINIA	23803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 861-0681

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2009, Marc D. Oken announced to the Nominating Committee of the board of directors (“Board”) of Star Scientific, Inc. (the “Company”) that, given the ongoing commitments associated with his role as Chairman of the Board of Directors of Bojangles’ Restaurants, a member of the Board of Directors of Marsh & McLennan Companies, Inc. and Sonoco Products Company and managing partner of Falfurrias Capital Partners, he would not be standing for reelection as a director of the Company and would resign from the Board effective immediately following the 2009 annual meeting of the Company’s shareholders on December 4, 2009. Mr. Oken noted that his resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company has identified three potential candidates to replace Mr. Oken on the Board and intends to move forward on the selection of a new director once it completes its review of each of the prospective candidates.

Forward-Looking Statements

The discussion in this Current Report includes forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to the risks and uncertainties associated with the Company’s business described in its filings with the SEC. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this filing and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: October 21, 2009	By:	/s/ Paul L. Perito
Paul L. Perito
Chairman of the Board, President and Chief Operating Officer